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                                                                    Exhibit 21.1


               SUBSIDIARIES OF EMERGENCY MEDICAL SERVICES L.P.

                                                        JURISDICTION OF
           ENTITY NAME                                     FORMATION             DOING BUSINESS AS
EmCare HoldCo, Inc.                                     Delaware                        N/A
EmCare Holdings, Inc.                                   Delaware                        N/A
EmCare, Inc.                                            Delaware                        N/A
EMCA Insurance Company, Ltd. N/A                        Cayman Islands                  N/A
EmCare of Maryland LLC                                  Maryland                        N/A
EmCare Contract of Arkansas, Inc.                       Arkansas                        N/A
EmCare of Alabama, Inc.                                 Alabama                         N/A
EmCare of Arizona, Inc.                                 Arizona                         N/A
EmCare of California, Inc.                              California                      N/A
EmCare of Colorado, Inc.                                Colorado                        N/A
EmCare of Connecticut, Inc.                             Connecticut                     N/A
EmCare of Florida, Inc.                                 Florida                         N/A
EmCare of Georgia, Inc.                                 Georgia                         N/A
EmCare of Hawaii, Inc.                                  Hawaii                          N/A
EmCare of Indiana, Inc.                                 Indiana                         N/A
EmCare of Iowa, Inc.                                    Iowa                            N/A
EmCare of Kentucky, Inc.                                Kentucky                        N/A
EmCare of Louisiana, Inc.                               Louisiana                       N/A
EmCare of Maine, Inc.                                   Maine                           N/A
EmCare of Michigan, Inc.                                Michigan                        N/A
EmCare of Minnesota, Inc.                               Minnesota                       N/A
EmCare of Mississippi, Inc.                             Mississippi                     N/A
EmCare of Missouri, Inc.                                Missouri                        N/A
EmCare of Nevada, Inc.                                  Nevada                          N/A
EmCare of New Hampshire, Inc.                           New Hampshire                   N/A
EmCare of New Jersey, Inc.                              New Jersey                      N/A

                                                        JURISDICTION OF
             ENTITY NAME                                   FORMATION             DOING BUSINESS AS
EmCare of New Mexico, Inc.                              New Mexico                     N/A
EmCare of New York, Inc.                                New York                       N/A
EmCare of North Carolina, Inc.                          North Carolina                 N/A
EmCare of North Dakota, Inc.                            North Dakota                   N/A
EmCare of Ohio, Inc.                                    Ohio                           N/A
EmCare of Oklahoma, Inc.                                Oklahoma                       N/A
EmCare of Oregon, Inc.                                  Oregon                         N/A
EmCare of Pennsylvania, Inc.                            Pennsylvania                   N/A
EmCare of Rhode Island, Inc.                            Rhode Island                   N/A
EmCare of South Carolina, Inc.                          South Carolina                 N/A
EmCare of Tennessee, Inc.                               Tennessee                      N/A
EmCare of Texas, Inc.                                   Texas                          N/A
EmCare of Vermont, Inc.                                 Vermont                        N/A
EmCare of Virginia, Inc.                                Virginia                       N/A
EmCare of Washington, Inc.                              Washington                     N/A
EmCare of West Virginia, Inc.                           West Virginia                  N/A
EmCare of Wisconsin, Inc.                               Wisconsin                      N/A
EmCare Physician Providers, Inc.                        Missouri                       N/A
EmCare Physician Services, Inc.                         Delaware                       N/A
EmCare Services of Illinois, Inc.                       Illinois                       N/A
EmCare Services of Massachusetts, Inc.                  Massachusetts                  N/A
EmCare Anesthesia Services, Inc.                        Delaware                       N/A
ECEP, Inc.                                              Missouri                       N/A
Coordinated Health Services, Inc.                       Pennsylvania                   N/A
EM-CODE Reimbursement Solutions, Inc.                   Delaware                       N/A
Emergency Medicine Education Systems, Inc.              Texas                          N/A
Emergency Specialists of Arkansas, Inc. II              Texas                          N/A
First Medical/EmCare, Inc.                              California                     N/A

                                                      JURISDICTION OF
             ENTITY NAME                                 FORMATION                 DOING BUSINESS AS
Healthcare Administrative Services, Inc.                Delaware                 Healthcare Services of
                                                                                 Georgia, Inc.
OLD STAT, Inc.                                          Delaware                          N/A
Reimbursement Technologies, Inc.                        Pennsylvania                      N/A
STAT Physicians, Inc.                                   Florida                           N/A
The Gould Group, Inc                                    Texas                             N/A
Tifton Management Services, Inc.                        Georgia                           N/A
Tucker Emergency Services, Inc.                         Georgia                           N/A
Helix Physicians Management, Inc.                       California                        N/A
Norman Bruce Jetton, Inc.                               California                        N/A
Pacific Emergency Specialists Management, Inc.          California                        N/A
American Emergency Physicians                           California                        N/A
Management, Inc.
Physician Account Management, Inc.                      Florida                           N/A
Provider Account Management, Inc.                       Delaware                          N/A
Charles T. Mitchell, M.D., Inc.                         Hawaii                            N/A
AMR HoldCo, Inc.                                        Delaware                          N/A
American Medical Response, Inc.                         Delaware                          N/A
Hank's Acquisition Corp.                                Alabama                           N/A
Fountain Ambulance Service, Inc.                        Alabama                           N/A
MedLife Emergency Medical Service, Inc.                 Alabama                           N/A
American Medical Response Northwest, Inc.               Oregon                AMR Northwest, Inc.
                                                                                 Buck Medical Services, Inc.
                                                                                 Buck Healthcare Services
                                                                                 Buck Medical

                                                      JURISDICTION OF
             ENTITY NAME                                 FORMATION                 DOING BUSINESS AS
                                                                                 Clark County Wheelchair
                                                                                 Transportation
                                                                                 Medix
                                                                                 Pramed
                                                                                 American Medical Response
                                                                                 (AMR)

American Medical Response West                          California               American Medical Response
                                                                                 AMR
                                                                                 Northern California Training
                                                                                 Institute
                                                                                 American Medical Response
                                                                                 (AMR)
                                                                                 911 Emergency Services
                                                                                 Sonoma Life Support
                                                                                 Mobile Life Support
Metropolitan Ambulance Service                          California               N/A
American Medical Response of Inland Empire              California               AMR
                                                                                 American Medical Response
Desert Valley Medical Transport, Inc.                   California               American Medical Response
                                                                                 (AMR)
Springs Ambulance Service, Inc.                         California               American Medical Response
                                                                                 (AMR)
American Medical Response of Colorado, Inc.             Delaware                 N/A
International Life Support, Inc.                        Hawaii                   American Medical Response
                                                                                 (AMR)
Medevac MidAmerica, Inc.                                Missouri                 American Medical Response
Medevac Medical Response, Inc.                          Missouri                 American Medical Response
American Medical Response of Oklahoma, Inc.             Delaware                 American Medical Response
                                                                                 (AMR)
American Medical Response of Texas, Inc.                Delaware                 American Medical Response
Kutz Ambulance Service, Inc.                            Wisconsin                American Medical Response
                                                                                 (AMR)

                                                     JURISDICTION OF
               ENTITY NAME                              FORMATION                    DOING BUSINESS AS
American Medical Response Holdings, Inc.                Delaware                 N/A
American Medical Response Management, Inc.              Delaware                 N/A
Regional Emergency Services, LP                         Delaware                 N/A
A1 Leasing, Inc.                                        Florida                  N/A
Florida Emergency Partners, Inc.                        Texas                    N/A
Mobile Medic Ambulance Service, Inc.                    Delaware                 American Medical Response
                                                                                 (AMR)
Metro Ambulance Service, Inc.                           Delaware                 American Medical Response
                                                                                 (AMR)
Metro Ambulance Service (Rural), Inc.                   Delaware                 American Medical Response
                                                                                 AMR
Medic One Ambulance Services, Inc.                      Delaware                 American Medical Response
                                                                                 AMR
American Medical Response of South                      Delaware                 American Medical Response
Carolina, Inc.                                                                   AMR

American Medical Response of North                      Delaware                 N/A
Carolina, Inc.
American Medical Response of Georgia, Inc.              Delaware                 N/A
Troup County Emergency Medical Services Inc.            Georgia                  N/A
Randle Eastern Ambulance Service, Inc.                  Florida                  American Medical Response
Medi-Car Systems, Inc.                                  Florida                  American Medical Response
                                                                                 AMR
Medi-Car Ambulance Service, Inc.                        Florida                  American Medical Response
American Medical Response of Tennessee, Inc.            Delaware                 American Medical Response
                                                                                 (AMR)
Physicians & Surgeons Ambulance Service Inc.            Ohio                     American Medical Response
                                                                                 AMR
                                                                                 American Medical Response
                                                                                 of Ohio
                                                                                 AMR of Ohio
                                                                                 P & S Ambulance Service
American Medical Response of Illinois, Inc.             Delaware                 American Medical Response

                                                     JURISDICTION OF
            ENTITY NAME                                 FORMATION                    DOING BUSINESS AS
Midwest Ambulance Management Company                    Delaware                 N/A
Paramed, Inc.                                           Michigan                 American Medical Response
                                                                                 Ambucare
                                                                                 E.M.T.S., Inc.
                                                                                 Fleet Ambulance
                                                                                 American Medical Response
                                                                                 of Michigan
                                                                                 AMR of Michigan
                                                                                 ABC Courier Service
                                                                                 Life Line Ambulance
                                                                                 Service, Inc.
                                                                                 Paramed
                                                                                 Paravan
                                                                                 Pulse Emergency Medical
                                                                                 Systems
                                                                                 Riverside E.M.S.
                                                                                 Suburban Ambulance
                                                                                 Service
Mercy Ambulance of Evansville, Inc.                     Indiana                  American Medical Response
                                                                                 -AMR
                                                                                 Ambucare
                                                                                 Mercy Ambucare
                                                                                 Mercy Ambulance of
                                                                                 Evansville
                                                                                 AMR
                                                                                 AMR of Indiana
                                                                                 American Medical Response
                                                                                 of Indiana
                                                                                 American Medical Response
                                                                                 Premier Mobility Service
Tidewater Ambulance Service, Inc.                       Virginia                 American Medical Response
                                                                                 (AMR)

                                                        JURISDICTION OF
              ENTITY NAME                                  FORMATION                 DOING BUSINESS AS
American Medical Response of                            Connecticut              AMR
Connecticut, Incorporated
                                                                                 American Medical Response
American Medical Response of                            Massachusetts            Midland Ambulance Service
Massachusetts, Inc.
                                                                                 American Medical Response
                                                                                 (AMR)

                                                                                 American Medical Response
                                                                                 AMR

AMR Brockton, L.L.C.                                    Delaware                            N/A
American Medical Response Mid-Atlantic,                 Pennsylvania             Event Medical Services
Inc.
                                                                                 American Medical Response
                                                                                 (AMR)
                                                                                 American Medical Response
                                                                                 AMR
American Medical Response Delaware                      Delaware                            N/A
Valley, LLC
Ambulance Acquisition, Inc.                             Delaware                            N/A
Metro Ambulance Services, Inc.                          Georgia                             N/A
Broward Ambulance, Inc.                                 Delaware                 American Medical Response
Atlantic Ambulance Services Acquisition                 Delaware                 American Medical Response
Inc.
                                                                                 AMR
Atlantic/Key West Ambulance, Inc.                       Delaware                 American Medical Response
Atlantic/Palm Beach Ambulance, Inc.                     Delaware                 American Medical Response
Seminole County Ambulance, Inc.                         Delaware                 American Medical Response
LifeFleet Southeast, Inc.                               Florida                  American Medical Response
American Medical Pathways, Inc.                         Delaware                 N/A
ProvidaCare, L.L.C.                                     Texas                    N/A
Adam Transportation Service, Inc.                       New York                 American Medical Response
Associated Ambulance Service, Inc.                      New York                 American Medical Response
Park Ambulance Service Inc.                             New York                 American Medical Response
Five Counties Ambulance Service, Inc.                   New York                 American Medical Response

                                                      JURISDICTION OF
             ENTITY NAME                                 FORMATION                     DOING BUSINESS AS
Sunrise Handicap Transport Corp.                        New York                 American Medical Response
STAT Healthcare, Inc.                                   Delaware                 N/A
Laidlaw Medical Transportation, Inc.                    Delaware                 American Medical Response
                                                                                 (AMR)
                                                                                 Mercy Ambulance of Fort Wayne
                                                                                 American Medical Response
                                                                                 American Medical Response
                                                                                 of Indiana
                                                                                 AMR of Fort Wayne
                                                                                 AMR of Indiana
                                                                                 Central Ambulance
                                                                                 Crossroads Ambulance Service
                                                                                 American Medtrans
                                                                                 Shepard Ambulance
                                                                                 Shepard Ambulance, Inc.
                                                                                 Shepard Paramedics, Inc.
                                                                                 Spokane Ambulance
                                                                                 Yakima Medic 1
Mercy, Inc.                                             Nevada                   American Medical Response
                                                                                 (AMR)
American Investment Enterprises, Inc.                   Nevada                   Nevada Medi-Car
LifeCare Ambulance Service, Inc.                        Illinois                 N/A
TEK, Inc.                                               Illinois                 American Medical Response
                                                                                 (AMR)
Mercy Life Care                                         California               N/A
Hemet Valley Ambulance Service, Inc.                    California               American Medical Response
                                                                                 (AMR)
American Medical Response of Southern                   California               American Medical Response
California                                                                       (AMR)
Medic One of Cobb, Inc.                                 Georgia                  N/A

                                                     JURISDICTION OF
             ENTITY NAME                                FORMATION             DOING BUSINESS AS
Puckett Ambulance Service, Inc.                         Georgia                      N/A
Global Medical Response, Inc.                           Delaware                     N/A
Global Emergency Medical Services                       Trinidad                     N/A
Limited
                                                        Tobago
Global Medical Response of Trinidad &                   Trinidad                     N/A
Tobago, Ltd. (Joint Venture)
                                                        Tobago
Global Medical Response of Barbados Limited             Barbados                     N/A